Supplement Dated October 31, 2012 to

Prospectuses Dated May 1, 2012 for

Protective Preserver, Protective Single Premium Plus, Protective Premiere II and Protective Premiere III

Prospectus Dated April 28, 2008 for

Protective Premiere Executive, Protective Premiere I, Protective Premiere Provider, and

Protective Premiere Protector

Prospectus Dated April 30, 2002 for

Protective Premiere Survivor

Prospectus Dated April 20, 2001 for

Protective Transitions

Issued by
Protective Life Insurance Company
Protective Variable Life Separate Account

This Supplement amends certain information contained in your variable life prospectus. Please read this Supplement carefully and keep it with your prospectus for future reference.

We have been advised that, on September 14, 2012, the shareholders of the Oppenheimer High Income Fund/VA (the “High Income Fund”), a series of Oppenheimer Variable Account Funds approved an Agreement and Plan of Reorganization (the “Plan”) with respect to Oppenheimer Variable Account Funds and the High Income Fund.  Under the Plan, on October 29, 2012, substantially all of the assets of the High Income Fund were transferred to the Oppenheimer Global Strategic Income Fund/VA (“Strategic Income Fund”) and you received shares of the share class of the Strategic Income Fund corresponding to the share class that you held in the High Income Fund. As of October 29, 2012, the Sub-Account offered under your Policy that invested in the High Income Fund is now investing in the Strategic Income Fund.

The Oppenheimer Strategic Income Fund has the same investment objective and investment adviser as the High Income Fund.  For more information regarding the Strategic Income Fund, please refer to the information regarding the Strategic Income Fund in the prospectuses for the Fund and for your Policy. You may request a free copy of the Fund’s prospectus by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com or by calling toll-free 1.800.225.5677.